WEST HILLS CORE FUND

Ticker: LEBOX

SUMMARY PROSPECTUS

November 1, 2024

Advised by:  Frank Capital Partners LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at no cost by calling: 1-800-869-1679.

The Fund’s prospectus, dated November 1, 2024, and statement of additional information, dated November 1, 2024 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

WEST HILLS CORE FUND SUMMARY

Investment Objective.  The West Hills Core Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Fees and Expenses.  This table describes fees and expenses that you may pay if you buy and hold the Fund’s shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	0.00%
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	2.33%
Acquired Fund Fees and Expenses[1]	0.11%
Total Annual Fund Operating Expenses	3.32%
Fee Waiver and/or Expense Reimbursement[2]	1.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.10%

1 Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2 Frank Capital Partners LLC (the “Adviser”), has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.49% of the Fund’s average daily net assets for assets below $7,500,000 (the “Annualized Expense Ratio”).  This agreement will continue in effect until October 31, 2027.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment.  This agreement shall be terminated upon the termination of the advisory agreement or, with respect to the Fund, in the event of its merger or liquidation.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$213	$658	$1,394	$3,344

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.43% of the average value of its portfolio. During the most recent fiscal year, the Fund was managed by a different strategy and different adviser than the previous fiscal year.

Principal Investment Strategies.

The Fund seeks to achieve its investment objective by investing at least 50% of net assets in common stocks or exchange traded funds (“ETFs”) included in the S&P 500 Index®, which broadly represents the performance of common stocks publicly traded in the United States. The Fund may also hold up to 50% of net assets in cash and cash equivalents as a means of reducing the Fund’s volatility when the Adviser’s view of volatility indexes mandates. The Adviser uses volatility indexes such as the 9-day CBOE S&P 500 Index, 1-month CBOE S&P 500 Index, 3-month CBOE S&P 500 Index, 6-month CBOE S&P 500 Index, and 1-year observed CBOE Volatility Index to determine its allocation in common stocks, ETFs, or cash equivalents.

Under normal circumstances, the Adviser may also write covered calls on up to 100% of Fund assets in order to generate income for the Fund. In addition to covered calls, the Adviser uses put options for hedging purposes on its equity positions.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Cash and Cash Equivalents Risk:  At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk: The Fund may have significant investments in common stocks. Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Cybersecurity Risk: Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

ETF Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF.

Market and Geopolitical Risk.  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long-term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Put and Call Option Risk:  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since inception. The West Hills Fund commenced operations on August 1, 2008 and was originally known as the Leigh Baldwin Total Return Fund and was advised by Leigh Baldwin & Co., LLC. The Leigh Baldwin Total Return Fund changed its name to West Hills Tactical Core Fund as of September 22, 2020. As of November 1, 2021, West Hills Tactical Core Fund was renamed to West Hills Core Fund.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-706-9790 and on the Fund’s website at www.frankfunds.com

TOTAL RETURNS FOR WEST HILLS CORE FUND

(for the year ended December 31)

The Fund's year-to-date return through September 30, 2024 was 13.53%.

Best Quarter:	4th quarter 2021	7.08%
Worst Quarter:	2nd quarter 2011	-11.72%

In the performance table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for the periods ended December 31, 2023:

	One Year	Five Years*	Ten Years*
W est Hills Core Fund
Return Before Taxes	16.22	7.05	3.10
Return After Taxes on Distributions	16.22	6.87	2.75
Return After Taxes on Distributions and Sale of Fund Shares	9.60	5.44	2.24
S&P 500 Total Return Index**	26.29	15.69	12.03

*  Performance information prior to October 26, 2020 represents that of the Leigh Baldwin Total Return Fund (“Leigh Baldwin”) a series of the Frank Funds Trust. On July 31, 2020 Leigh Baldwin ceased operations, and assets remaining in the strategy were kept in cash and cash equivalents as a temporary defensive position until West Hills Core Fund commenced operations on October 26, 2020.

**The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies, which represents the performance of the stock market generally and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Investment Adviser.  Frank Capital Partners LLC is the Fund’s investment adviser.

Portfolio Manager.  Mr. Alan McClymonds is the Fund’s portfolio manager and has been primarily responsible for the day-to-day management of the Fund since October 2020. From 2016 to present, Mr. McClymonds advised several portfolios for himself and family members. The Statement of Additional Information (“SAI”) provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manger’s ownership of securities in the Fund.

Purchase and Sale of Fund Shares.  The minimum initial investment in the Fund for all account types is $1000. The minimum subsequent investment for any class of shares is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made by telephone or mail and will be paid by check or wire transfer.

Tax Information.  Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries.   If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to provide long-term capital appreciation. The Fund’s investment objective may be changed by the Fund’s Board of Trustees (the “Board”) upon prior written notice to shareholders.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 50% of net assets in common stocks or ETFs included in the S&P 500 Index®, which broadly represents the performance of common stocks publicly traded in the United States. The Fund may also hold up to 50% of net assets in cash and cash equivalents as a means of reducing the Fund’s volatility when the Adviser’s proprietary tactical metrics mandate. The Adviser uses volatility indexes such as the 9-day CBOE S&P 500 Index, 1-month CBOE S&P 500 Index, 3-month CBOE S&P 500 Index, 6-month CBOE S&P 500 Index, and 1-year observed  CBOE Volatility Index to determine its allocation in common stocks, ETFs, or cash equivalents. The Fund may also write covered calls on up to 100% of assets. Under normal circumstances, the Adviser writes covered calls to generate income on its holdings.

When the Fund sells a covered call option, it receives a premium but it also agrees to sell a security at agreed upon price if the option is exercised.  The option is “covered” if the Fund owns the security subject to the call, or, for certain types of calls, the call option may be covered by segregating liquid assets on the Fund’s books that would enable the Fund to satisfy its obligations if the call is exercised. Covered calls may be written on individual equity securities held by the Fund or on selected securities indices. As Fund assets are allocated to covered call options, the Fund’s ability to benefit from capital appreciation of the equity securities tied to the covered calls becomes more limited.  However, the Fund may also benefit from the premiums received from the writing of the covered calls in cases when the value of the underlying equity security declines. In addition to covered calls, the Adviser uses put options for hedging purposes on its equity positions.

Temporary Defensive Positions

In certain circumstances, such as to maintain liquidity, to meet unusually large redemptions, when the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies  For example, the Fund may hold up to 100% of its assets in cash, money market instruments or money market funds. If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.

Principal Investment Risks

Cash and Cash Equivalents Risk:  At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk: Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Cybersecurity Risk:  The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

ETF Risk: The Fund may invest in ETFs as part of its principal investment strategies.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk.  In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Market and Geopolitical Risk:  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long-term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Put and Call Option Risk:  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling 1-866-706-9790.

MANAGEMENT OF THE FUND

Frank Capital Partners LLC (the “Adviser”) is a Delaware limited liability company located at 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.  The Adviser became investment advisor for the Fund on August 1, 2020. The Adviser also provides investment advisory services to individual clients, including high net worth individuals. The Adviser has adopted an allocation policy to ensure that investment opportunities are fairly and equitably allocated among clients so as not to favor any client or group of clients over any other.  The Adviser has been in existence since June 27, 2003. Prior to August 1, 2020, the Fund was managed by Leigh Baldwin & Co., LLC and pursued a different investment strategy.

Under the terms of the management agreement, renewed on June 27, 2024 (the “Management Agreement”), with the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.99% of the average daily net assets of the Fund.

The Adviser has contractually agreed to defer its fees and to reimburse expenses, exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses or extraordinary expenses such as litigation, at least until October 31, 2027, so that the Fund’s total annual operating expenses will not exceed 1.49% for assets below $7,500,000, subject to possible recoupment from the Fund in future years on a rolling 3-year basis (within the 3 years after the fees have been deferred or reimbursed) if such recoupment can be achieved within the foregoing expense limits. For assets above $7,500,000 the Adviser will reduce the expense limitation to 0.99%, and once total assets exceed $12,000,000 the Adviser will permanently reduce the expense limitation to 0.99% on all assets.   The agreement can be terminated at any time by the Board.

A discussion regarding a basis for the Board’s renewal of the advisory agreement is available in the Fund’s annual Form-CSR dated June 30, 2024.

Mr. Alan McClymonds is the Fund’s portfolio manager and has been primarily responsible for the day-to-day management of the Fund since October 2020. From 2016 to present, Mr. McClymonds advised several portfolios for himself and family members. The Statement of Additional Information (“SAI”) provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manger’s ownership of securities in the Fund.